UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2009

VALIANT HEALTHCARE, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-53487	26-2871644
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 N. University Drive, Suite 810, Coral Springs, Florida	33071
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 755-5564

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 – Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Accountant.

(i) As of August 6, 2009, the Audit Committee of the Board of Directors of Valiant Healthcare, Inc. (the “Company”) unanimously dismissed Moore & Associates Chartered (“Moore”) as the Company’s independent accountant.

(ii) The reports of Moore regarding the Company’s financial statements for the period from inception (June 24, 2008) through the year ended June 30, 2008 contained an opinion with a going concern disclaimer as a result of the recent formation of the Company and its lack of operating history as a newly-formed shell company.

(iii) In connection with Moore’s audit of the Company for the period from inception (June 24, 2008) through the year ended June 30, 2008, and during the period from June 30, 2008 through August 6, 2009 there were no disagreements with Moore on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, that, if not resolved to the satisfaction of Moore, would have caused it to make reference thereto in its reports regarding the Company’s financial statements for such years.

(iv) The Company has requested that Moore furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of such letter, dated August 6, 2009, is filed as Exhibit 16 to this Form 8-K. We were unable to obtain an amended letter from Moore regarding the information described in (v) below.

(v) On September 1, 2009, we were informed in a letter from the SEC that the PCAOB revoked the registration of Moore on August 27, 2009 because of violations of PCAOB rules and auditing standards in auditing financial statements, PCAOB rules and quality control standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and non-cooperation with a PCAOB investigation. The Company is not permitted to include Moore’s audit reports or consents in any of our filings with the SEC made on or after August 27, 2009. The Company, as described below, has engaged DaszkalBolton LLP as its new PCAOB registered accounting and auditing firm.

(b) Engagement of Independent Accountant.

(i) As of August 6, 2009, upon recommendation of management of the Company, the Audit Committee of the Board of Directors of the Company engaged DaszkalBolton LLP (“Daszkal”) as its independent accountant.

(ii) During the period from inception (June 24, 2008) through the fiscal year ended June 30, 2008, and during the subsequent interim period prior to such engagement, the Company did not consult Daszkal regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinion that might be rendered by Daszkal on the Company’s financial statements, and Daszkal did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

Item 9 – Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter from Moore & Associates Chartered dated August 6, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

VALIANT HEALTHCARE, INC.

By: /s/ Aarif Dohad
Name: Aarif Dohad
Title: Chairman of the Board

Dated: September 3, 2009

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